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                                                               EXHIBIT - g(4)(i)

[ING FUNDS LOGO]

December 21, 2004

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

      Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of all the series of ING Partners, Inc. (the "New Funds"), effective January 10, 2005, to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto.

      Please signify your acceptance to provide services under the Agreements with respect to the New Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                                        Sincerely,

                                                        /s/ James M. Hennessy
                                                        ---------------------
                                                        James M. Hennessy
                                                        President
                                                        ING Partners, Inc.
ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ William P. Kelly
    -------------------------------------
Name: William P. Kelly
Title: Managing Director, Duly Authorized

7337 E. Doubletree Ranch Rd.         Tel: 480-477-3000        ING Partners, Inc.
Scottsdale, AZ 85258-2034            Fax: 480-477-2700
                                     www.ingfunds.com
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                               AMENDED EXHIBIT A

                              WITH RESPECT TO THE

                 SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

FUNDS
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
                                                ING INVESTORS TRUST (CONT.)
ING EQUITY TRUST                                ING Eagle Asset Capital Appreciation Portfolio
ING Convertible Fund                            ING Evergreen Health Sciences Portfolio
ING Disciplined LargeCap Fund                   ING Evergreen Omega Portfolio
ING Equity and Bond Fund                        ING FMR(SM) Diversified Mid Cap Portfolio
ING LargeCap Growth Fund                        ING FMR(SM) Earnings Growth Portfolio
ING LargeCap Value Fund                         ING Goldman Sachs Tollkeeper(SM) Portfolio
ING MidCap Opportunities Fund                   ING Hard Assets Portfolio
ING MidCap Value Choice Fund                    ING International Portfolio
ING MidCap Value Fund                           ING Janus Special Equity Portfolio
ING Real Estate Fund                            ING Jennison Equity Opportunities Portfolio
ING SmallCap Opportunities Fund                 ING JPMorgan Small Cap Equity Portfolio
ING SmallCap Value Choice Fund                  ING Julius Baer Foreign Portfolio
ING SmallCap Value Fund                         ING Legg Mason Value Portfolio
                                                ING LifeStyle Aggressive Growth Portfolio
ING FUNDS TRUST                                 ING LifeStyle Growth Portfolio
ING Classic Money Market Fund                   ING LifeStyle Moderate Growth Portfolio
ING High Yield Bond Fund                        ING LifeStyle Moderate Portfolio
ING Intermediate Bond Fund                      ING Limited Maturity Bond Portfolio
ING Lexington Money Market Trust                ING Liquid Assets Portfolio
ING Money Market Fund                           ING Marsico Growth Portfolio
ING National Tax-Exempt Bond Fund               ING Marsico International Opportunities
                                                  Portfolio
ING INVESTMENT FUNDS, INC.                      ING Mercury Focus Value Portfolio
ING MagnaCap Fund                               ING Mercury Large Cap Growth Portfolio
                                                ING MFS Mid Cap Growth Portfolio
ING INVESTORS TRUST                             ING MFS Total Return Portfolio
ING AIM Mid Cap Growth Portfolio                ING Oppenheimer Main Street Portfolio(R)
ING Alliance Mid Cap Growth Portfolio           ING PIMCO Core Bond Portfolio
ING American Funds Growth Portfolio             ING PIMCO High Yield Portfolio
ING American Funds Growth-Income Portfolio      ING Pioneer Fund Portfolio
ING American Funds International Portfolio      ING Pioneer Mid Cap Value Portfolio
ING Capital Guardian Large Cap Value Portfolio  ING Salomon Brothers All Cap Portfolio
ING Capital Guardian Managed Global Portfolio   ING Salomon Brothers Investors Portfolio
ING Capital Guardian Small Cap Portfolio        ING Stock Index Portfolio
ING Developing World Portfolio                  ING T. Rowe Price Capital Appreciation
                                                ING T. Rowe Price Equity Income Portfolio

ING INVESTORS TRUST (CONT.)                     ING PARTNERS, INC. (CONT.)
ING UBS U.S. Balanced Portfolio                 ING Salonion Brothers Aggressive Growth
ING Van Kampen Equity Growth Portfolio          Portfolio
ING Van Kampen Global Franchise Portfolio       ING Salomon Brothers Fundamental Value
ING Van Kampen Growth and Income Portfolio      Portfolio
ING Van Kampen Real Estate Portfolio            ING Salomon Brothers Investors Value Portfolio
                                                ING Salomon Brothers Large Cap Growth
ING MAYFLOWER TRUST                             portfolio
ING International Value Fund                    ING T. Rowe Price Diversified Mid Cap Growth
                                                Portfolio
ING MUTUAL FUNDS                                ING T.Rowe Price Growth Equity Portfolio
ING Emerging Countries Fund                     ING UBS U.S. Large Cap Equity Portfolio
ING Foreign Fund                                ING Van Kampen Comstock Portfolio
ING Global Equity Dividend Fund                 ING Van Kampen Equity and Income Portfolio
ING Global Real Estate Fund
ING International Fund                          ING SERIES FUND, INC.
ING International SmallCap Growth Fund          BrokerageCash Reserves
ING International Value Choice Fund             ING Aeltus Money Market Fund
ING Precious Metals Fund                        ING Balanced Fund
ING Russia Fund                                 ING Equity Income Fund
ING Worldwide Growth Fund                       ING Global Science and Technology Fund
                                                ING Government Fund
ING PARTNERS, INC.                              ING Growth Fund
ING Aeltus Enhanced Index Portfolio             ING Index plus LargeCap Fund
ING American Century Select Portfolio           ING Index Plus MidCap Fund
ING American Century Small Cap Value            ING Index Plus SmallCap Fund
Portfolio                                       ING International Growth Fund
ING Baron Small Cap Growth Portfolio            ING Small Company Fund
ING Fidelity(R) VIP Contrafund(R) Portfolio     ING Strategic Allocation Balanced Fund
ING Fidelity(R) VIP Equity Income Portfolio     ING Strategic Allocation Growth Fund
ING Fidelity(R) VIP Growth Portfolio            ING Strategic Allocation Income Fund
ING Fidelity(R) VIP Mid Cap Portfolio           ING Value Opportunity Fund
ING Goldman Sachs(R) Capital Growth Portfolio
ING Goldman Sachs(R) Core Equity Portfolio      ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING JPMorgan Fleming International Portfolio    ING VP Strategic Allocation Balanced Portfolio
ING JPMorgan Mid Cap Value Portfolio            ING VP Strategic Allocation Growth Portfolio
ING Goals4Life 2015 Portfolio                   ING VP Stategic Allocation Income Portfolio
ING Goals4Life 2025 Portfolio
ING Goals4Life 2035 Portfolio                   ING VARIABLE FUNDS
ING Goals4Life 2045 Portfolio                   ING VP Growth and Income Portfolio
ING Goals4Life Income Portfolio
ING MFS Capital Opportunities Portfolio         ING VARIABLE INSURANCE TRUST
ING OpCap Balanced Value Portfolio              ING VP Worldwide Growth Portfolio
ING Oppenheimer Global Portfolio
ING Oppenheimer Strategic Income Portfolio
ING PIMCO Total Return Portfolio

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology
  Portfolio
ING VP Growth Portfolio
ING VP Index Plus LargeCap Portfolio
ING VP Index Plus MidCap Portfolio
ING VP Index Plus SmallCap Portfolio
ING VP International Equity Portfolio
ING VP Small Company Portfolio
ING VP Value Opportunity Portfolio

ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio
ING VP Disciplined LargeCap Portfolio
ING VP Financial Services Portfolio
ING VP High Yield Bond Portfolio
ING VP International Value Portfolio
ING VP LargeCap Growth Portfolio
ING VP MagnaCap Portfolio
ING VP MidCap Opportunities Portfolio
ING VP Real Estate Portfolio
ING VP SmallCap Opportunities Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP EMERGING MARKETS FUND, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO
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